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                                                                 EXHIBIT 10.30

                                 ANCHOR GAMING
                        DIRECTOR STOCK OPTION AGREEMENT

    THIS AGREEMENT (this "AGREEMENT"), effective as of September 24, 2000 is made and entered into by and between Anchor Gaming, a Nevada Company (the
"COMPANY"), and             (the "OPTIONEE").

                                   RECITALS:

    A. This Agreement is entered into in conjunction with and subject to the Anchor Gaming 2000 Stock Incentive Plan (the "2000 PLAN") and the Anchor Gaming 1995 Stock Option Plan (as amended, the "1995 PLAN").

    B. The entire Board of Directors has approved the grant of the Option under this Agreement to the Optionee.

    C. The 2000 Plan is subject to the approval of the stockholders of the Company and the next annual meeting of Stockholders.

    D. All Options granted under this Agreement that vest on the consummation of the Fulton Transactions (as defined in ATTACHMENT A) are granted under and will be subject to the terms of the 1995 Plan.

    NOW, THEREFORE, in consideration of the premises and mutual covenants and promises set forth in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are mutually acknowledged, the parties agree as follows:

    1. GRANT OF OPTION. The Company hereby grants to the Optionee, upon the terms and subject to the conditions, limitations, and restrictions set forth in this Agreement, an option (the "OPTION") to acquire 25,000 shares of Common Stock, par value $.01 per share of the Company (the "COMMON STOCK"), at an exercise price per share of $71.875 (the "EXERCISE PRICE"). The Optionee hereby confirms his acceptance of the Option from the Company.

    2.  EXERCISE.

        (a) The Option will vest in accordance with ATTACHMENT A. Notwithstanding any other provision of the Agreement, in the event of a Change of Control (as defined below), the Options of the Optionee under this Agreement will become immediately exerciseable and constitute an Exercisable Portion. Such Options will remain fully exercisable for one year from the date of the Change of Control. As used in this Agreement, "CHANGE OF CONTROL" means the occurrence of any of the following events, as a result of one transaction or a series of transactions: (i) any "person" (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, (the "EXCHANGE ACT"), but excluding the Company, its affiliates, and any qualified or non-qualified plan maintained by the Company or its affiliates) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (ii) individuals who constitute a majority of the Board of Directors of the Company immediately prior to a contested election for positions on the Board cease to constitute a majority as a result of such contested election; (iii) the Company is combined (by merger, share exchange, consolidation, or otherwise) with another entity and as a result of such combination, less than 50% of the outstanding securities of the surviving or resulting entity are owned in the aggregate by the former shareholders of the Company; (iv) the Company sells, leases, or otherwise transfers all or a majority of all of its properties, assets, or income or revenue generating capacity to another person or entity; (v) a

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    dissolution or liquidation of the Company or; (vi) any other transaction or series of transactions is consummated that results in a required disclosure under Item 1 of Form 8-K or successor form.

    In order to exercise the Option with respect to any Exercisable Portion, the Optionee will provide written notice (the "EXERCISE NOTICE") to the Company at its principal executive office stating the number of shares in respect of which the Option is being exercised. The Exercise Notice must be signed by the Optionee and must include his complete address and social security number. If the person exercising the Option is a transferee of the Optionee by will or under the laws of descent and distribution, the Exercise Notice must be accompanied by appropriate proof of the right of such transferee to exercise this Option. At the time of exercise, the Optionee will pay to the Company the exercise price per share set forth in SECTION 1 times the number of shares as to which the Option is being exercised. Subject to the terms of the 1995 Plan and the 2000 Plan, as applicable, the Optionee will make such payment (i) by certified check; (ii) by the delivery of shares of Common Stock having a Fair Market Value (defined below) on the date immediately preceding the exercise date equal to the aggregate exercise price; or (iii) cancellation of the Option with respect to a number of shares of Common Stock having an aggregate Fair Market Value on the date immediately preceding the date of exercise that exceeds the aggregate Exercise Price by the amount of the Exercise Price due with respect to such Exercise Notice. If the Option is exercised in full, the Optionee will surrender this Agreement to the Company at the Company's option for cancellation. If the Option is exercised in part, the Optionee will surrender this Agreement to the Company, at the Company's option, so that the Company may make appropriate notation on this Agreement or cancel this Agreement and issue a new agreement representing the unexercised portion of the Option. The Option may not be exercised for less than 100 shares at a time or the remaining shares purchasable under the Option, if less than 100 shares. "FAIR MARKET VALUE" means
(i) the last reported sale price, regular way, of the Common Stock on the Nasdaq National Market or other market or exchange on which the Common Stock is traded; or (ii) if there is no reported price information for the Common Stock, the Fair Market Value as determined in good faith by the Board of Directors.

        (b) If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended (the "ACT"), the Option may be exercised by a broker-dealer acting on behalf of the Optionee if (i) the broker-dealer has received from the Optionee or the Company a fully and duly endorsed agreement evidencing such option, together with instructions signed by the Optionee requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Optionee have otherwise complied with
    Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

        (c) The Option will be exercisable during the lifetime of the Optionee only by the Optionee. To the extent exercisable after the Optionee's death, the Option will be exercised only by the Optionee's representatives, executors, successors, or beneficiaries.

    3. EXPIRATION OF OPTION. The Option will expire, and will not be exercisable with respect to any Exercisable Portion as to which the Option has not been exercised, on the first to occur of: (a) the eleventh anniversary of the Award Date; or (b) one year after the effective date of any Change of Control.

    4. TAX WITHHOLDING. Any provision of this Agreement to the contrary notwithstanding, the Company may take such steps as it deems necessary or desirable for the withholding of any taxes that it is required by law or regulation of any governmental authority, federal, state, or local, domestic or foreign, to withhold in connection with any of the shares of Common Stock subject to this Agreement, including requiring the Optionee to pay to the Company the amount of such withholding tax before the Company issued any shares pursuant to the exercise of the Option.

    5. DILUTION. If the number of shares of Common Stock outstanding is changed by reason of a stock dividend, stock split, recapitalization, or combination of shares, the number of shares of Common Stock

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then issuable upon exercise of the Option and the exercise price per share will be appropriately adjusted. In the event of any merger, consolidation, reorganization, recapitalization of the Company or similar transaction pursuant to which holders of the Common Stock receive other securities or property (a "REORGANIZATION TRANSACTION"), then upon any subsequent exercise of the Option, the Optionee will be entitled to receive, for each share of Common Stock issuable upon exercise of the Option prior to such Reorganization Transaction, the number and kind of securities and other property received in respect of one share of Common Stock as a result of such Reorganization Transaction.

    6. TRANSFER OF OPTION. The Optionee will not, directly or indirectly, sell, transfer, pledge, encumber, or hypothecate ("TRANSFER") any of the Option or the rights and privileges pertaining thereto except for the Exercisable Portion. In addition, the Optionee will not, directly or indirectly, transfer any portion of the Option or any shares of Common Stock acquired upon exercise of the Option other than (a) with the prior written consent of the Company,
(b) by will or the laws of descent and distribution, (c) with respect to shares of Common Stock acquired upon exercise of the Option, pursuant to an effective registration statement filed under the Act, or (d) with respect to shares of Common Stock acquired upon exercise of the Option, pursuant to an exemption from the registration requirements of the Act. Any permitted transferee to whom the Optionee transfers the Option pursuant to (a) or (b) above will agree to be bound by this Agreement. Neither the Option nor the underlying shares of Common Stock is liable for or subject to, in whole or in part, the debts, contracts, liabilities or torts of the Optionee, nor will they be subject to garnishment, attachment, execution, levy, or other legal or equitable process.

    7. CERTAIN LEGAL RESTRICTIONS. The Company will not be obligated to sell or issue any shares of Common Stock upon the exercise of the Option or otherwise unless the issuance and delivery of such shares complies with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of the Common Stock may then be listed. As a condition to the exercise of the Option or the sale by the Company of any additional shares of Common Stock to the Optionee, the Company may require the Optionee to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable gaming regulations or federal or state securities laws. The Company will not be liable for refusing to sell or issue any shares if the Company cannot obtain authority from the appropriate regulatory bodies deemed by the Company to be necessary to lawfully sell or issue such shares. The Company agrees to use its best efforts to cause a registration statement covering resales of the Common Stock issued on exercise of the Option to be filed with the Securities and Exchange Commission and to be effective, and to list such shares on the Nasdaq National Market or other exchange on which the Common Stock is then traded. The shares of Common Stock issued upon the exercise of the Option may not be transferred except in accordance with applicable federal or state securities laws. At the Company's option, the certificate evidencing shares of Common Stock issued to the Optionee will bear appropriate legends restricting transfer under gaming and other applicable law.

    Any Common Stock issued pursuant to the exercise of Options granted pursuant to this Agreement during the Optionee's service as an director or executive officer of the Company under Rule 16b-3 will not be transferred until at least six months have elapsed from the date of grant of such Option to the date of a disposition of the Common Stock underlying such Option.

    8.  MISCELLANEOUS.

        (a) The granting of the Option will impose no obligation upon the Optionee to exercise the Option or any part thereof.

        (b) Neither the Optionee nor any person claiming under or through the Optionee will be or will have any of the rights or privileges of a stockholder of the Company in respect of any of the shares issuable upon the exercise of the Option unless and until certificates representing such shares have been issued and delivered to the Optionee or such Optionee's agent.

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        (c) Any notice to be given to the Company under the terms of this
    Agreement or any deliver of the Option to the Company will be addressed to the Company at its principal executive offices, and any notice to be given to the Optionee will be addressed to the Optionee at the address set forth beneath his signature on this Agreement, or at such other address for a party as such party may hereafter designate in writing to the other. Any such notice will be deemed to have been duly given if mailed, postage prepaid, addressed as aforesaid. Subject to the limitations in this Agreement on the transferability by the Optionee of the Option and any shares of Common Stock, this Agreement will be binding upon and inure to the benefit of the representatives, executors, successors or beneficiaries of the parties hereto.

        (d) THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAW: OF THE STATE OF NEVADA AND THE UNITED STATES, AS APPLICABLE, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

        (e) If court of competent jurisdiction (in a final determination) or the Board of Directors, by a majority vote of disinterested directors that are Continuing Directors (as defined below) after receipt of a written opinion of independent counsel selected by the Optionee and the Company, determines that any provision of this Agreement (i) is illegal, unenforceable, or void, in whole or in part or (ii) would result in liability for monetary damages for the Company or any of its directors, then the parties will be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable, or void or would result in such damages, and this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable and to eliminate such liability while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives. For the purposes of this Agreement, the term "Continuing Directors" has the meaning given to it Rights Agreement dated as of October 17, 1997 between the Company and The Chase Manhattan Bank, as the Rights Agent, as then in effect.

        (f) All section titles and captions in this Agreement are for convenience only, will not be deemed part of this Agreement, and in no way will define, limit, extend, or describe the scope or intent of any provisions of this Agreement.

        (g) The parties will execute all documents, provide all information, and take or refrain from taking all actions as may be necessary or appropriate to achieve the purposes of this Agreement

        (h) This Agreement constitutes the entire agreement between the parties to this Agreement pertaining to the subject matter of this Agreement and supersedes all prior agreements and understandings pertaining to such subject matter.

        (i) No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute waiver of any such breach or any other covenant, duty, agreement, or condition.

        (j) This Agreement may be executed in counterparts, all of which together will constitute one agreement binding on all the parties to this Agreement, notwithstanding that all such parties are not signatories to the original or the same counterpart.

        (k) No supplement, modification, or amendment of this Agreement or waiver of any provision of this Agreement will be binding unless executed in writing by all parties to this Agreement. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provision of this Agreement (regardless of whether similar), nor will any such waiver constitute a continuing waiver unless otherwise expressly provided.

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    9.  COMPLIANCE WITH PLANS.  Participant acknowledges receipt of a copy of the 2000 Plan and the 1995 Plan and further acknowledges that this Agreement is entered into, and the Option is granted, pursuant to the applicable Plan. If the provisions of such Plans are INCONSISTENT with the provisions of this Agreement, the provisions of such Plans supersede the provisions of this Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                       COMPANY:
                                                       ANCHOR GAMING

                                                       By:              /s/ T.J. MATTHEWS
                                                            -----------------------------------------
                                                                          T.J. Matthews
                                                                     CHIEF EXECUTIVE OFFICER

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                             STOCK OPTION AGREEMENT

                                    VESTING

    Twenty percent (20%) of the number of Options granted under this Agreement will vest upon the closing of the transactions contemplated by the Stock Purchase Agreement dated September 24, 2000 between Anchor Gaming and the Fulton Parties named therein. Thereafter, beginning on March 31, 2001, 5% of the number of Options granted under this Agreement will vest, and 5% will vest on each subsequent June 30, September 30, December 31 and March 31 until all Options have vested.

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